UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2021

ACREAGE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-56021

British Columbia, Canada	98-1463868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

450 LEXINGTON AVENUE, #3308

NEW YORK, NEW YORK, 10163, UNITED STATES

(Address of principal executive offices, including zip code)

(646) 600-9181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class E subordinate voting shares	ACRHF	OTC Markets Group Inc.
Class D subordinate voting shares	ACRDF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01               Entry into a Material Definitive Agreement.

On March 7, 2021, a subsidiary of Acreage Holdings, Inc. (the “Company”), Acreage Finance Delaware, LLC (the “Borrower”), entered into Amendment No. 3 (“Amendment No. 3”) to the Credit Agreement (the “Credit Agreement”) with Acreage IP Holdings, LLC as a guarantor of the Credit Agreement (the “Guarantor”) and IP Investment Company, LLC as a Lender under the Credit Agreement (the “Lender”) and as administrative agent and collateral agent under the Credit Agreement (in such capacity, the “Agent” and together with the Borrower and the Lender and the Guarantor, the “Parties”). Pursuant to the terms of Amendment No. 3, the maturity date of the Credit Agreement was extended to March 31, 2021.

On October 20, 2020, the Parties entered into Amendment No. 2 to the Credit Agreement (“Amendment No. 2” and together with Amendment No. 3, the “Amendments”) whereby Prime Wellness Connecticut, LLC, D&B Wellness, LLC and Thames Valley Apothecary, LLC were removed as guarantors to the Credit Agreement.

The foregoing descriptions of the Amendments are not complete and are qualified in their entirety by the full text of the Amendments attached hereto as Exhibits 10.1 and 10.2.

Item 2.03               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The discussion of the Amendments as contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 2 to the Credit Agreement, originally dated March 6, 2020, by and between Acreage Finance Delaware, LLC, Acreage IP Holdings, LLC and IP Investment Company, LLP.

10.2	Amendment No. 3 to the Credit Agreement, originally dated March 6, 2020, by and between Acreage Finance Delaware, LLC, Acreage IP Holdings, LLC and IP Investment Company, LLP..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

/s/ Glen Leibowitz
Date: March 11, 2021
Glen Leibowitz
Chief Financial Officer